SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 30, 2004

Speedemissions, Inc.
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-49688 (Commission File Number)	33-0961488 (I.R.S. Employer Identification No.)

1139 Senoia Road, Suite B Tyrone, Georgia 30290 (Address of principal executive offices) (zip code)

(770) 306-7667 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Item 7.   Financial Statements

On January 30, 2004, Speedemissions, Inc. (the “Company”) completed the acquisition of substantially all of the assets of Twenty Dollar Emission, Inc. ("$20 Emission" or the “Acquired Assets”). The Acquired Assets constitute all of the business assets of seven (7) emissions testing centers in the Atlanta, Georgia area, which the Company intends to continue to operate under the Speedemissions name. These assets had been acquired by $20 Emission through the purchase on October 22, 2003, of all of the assets of $20 Emission Place, LLC (Emission Place).

In exchange for the Acquired Assets, the Company paid the purchase price of $1,000,000 in cash (the “Cash Purchase Amount”) and issued an aggregate of 956,318 shares of Company common stock (the “Stock Purchase Shares” and, together with the Cash Purchase Amount, the “Purchase Price”) to the sellers, Twenty Dollar Emission, Inc. and Kenneth Cameron (each a “Seller” and collectively the “Sellers”), and the Sellers designee. The Cash Purchase Amount and 622,985 of the Stock Purchase Shares were paid to the Sellers lender, Global Capital Funding Group, LP (“Global”), who is an affiliate of the Company. The Cash Purchase Amount was paid in cash by the Company using funds raised in its recent private placement of $2,500,000 as reported in its Current Report on Form 8-K dated January 26, 2004 and filed with the Commission on January 29, 2004.

The purpose of this amended filing is to enclose the financial statements as required.

2

A.   Financial Statements of Business Acquired.

3

Twenty Dollar Emission, Inc.

Financial Statements

December 31, 2003

4

Independent Auditors’ Report

To the Board of Directors and Stockholders of
Speedemissions, Inc.

We have audited the accompanying balance sheet of Twenty Dollar Emission, Inc. as of December 31, 2003 and the related statements of operations, stockholder’s deficit and cash flows for the period from inception (October 22, 2003) through December 31, 2003. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Twenty Dollar Emission, Inc. as of December 31, 2003 and the results of its operations and its cash flows for the period from inception (October 22, 2003) through December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

/s/ Bennett Thrasher PC

Bennett Thrasher PC
Atlanta, Georgia
April 12, 2004

5

Twenty Dollar Emission, Inc.

Balance Sheet
December 31, 2003

Assets

Current assets:
Cash	$22,751
Other current assets	25,626

Total current assets	48,377

Property and equipment, at cost less accumulated
depreciation and amortization	335,596

Goodwill	767,760
Other assets	10,532

$1,162,265

Liabilities and Stockholder’s Deficit

Current liabilities:
Current portion of obligations under capital leases	$54,776
Due to seller	200,000
Accounts payable and accrued liabilities	35,430

Total current liabilities	290,206

Promissory note payable	1,200,000

Obligations under capital leases, less current portion	75,326

Commitments

Stockholder’s deficit:
Common stock, $1.00 par value, 10,000,000 shares
authorized, 1,000 shares issued and outstanding	1,000
Accumulated deficit	(404,267)

Total stockholder’s deficit	(403,267)

$1,162,265

See accompanying notes to financial statements.

6

Twenty Dollar Emission, Inc.

Statement of Operations
For the Period from Inception (October 22, 2003) through December 31, 2003

Revenue	$204,675

Costs and expenses:
Cost of emissions certificates	71,160
General and administrative expenses	510,956

Loss from operations	(377,441)
Interest expense	26,826

Loss before income tax benefit	(404,267)
Income tax benefit	-

Net loss	$(404,267)

Basic and diluted net loss per share	$(404.27)

Weighted average shares outstanding, basic and diluted	1,000

See accompanying notes to financial statements.

7

Twenty Dollar Emission, Inc.

Statement of Stockholder's Deficit
For the Period from Inception (October 22, 2003) through December 31, 2003

	Common Stock		Accumulated

	Shares	Amount	Deficit

Balance at October 22, 2003	-	$-	$-

Issuance of common stock	1,000	1,000

Net loss	-	-	(404,267)

Balance at December 31, 2003	1,000	$1,000	$(404,267)

See accompanying notes to financial statements.

8

Twenty Dollar Emission, Inc.

Statement of Cash Flows
For the Period from Inception (October 22, 2003) through December 31, 2003

Cash flows from operating activities:
Net loss	$(404,267)
Adjustments to reconcile net loss
to net cash used in operating activities:
Depreciation and amortization	15,793
Changes in assets and liabilities:
Other current assets	(22,458)
Accounts payable and accrued liabilities	35,430

Net cash used in operating activities	(375,502)

Cash flows from investing activities:
Payment for acquisition of business	(800,000)
Cash received in acquisition of business	10,676
Purchases of property and equipment	(3,834)

Net cash used in investing activities	(793,158)

Cash flows from financing activities:
Proceeds from borrowings under promissory note payable	1,200,000
Payments on obligations under capital leases	(9,589)
Proceeds from issuance of common stock	1,000

Net cash provided by financing activities	1,191,411

Net increase in cash	22,751

Cash at beginning of year	-

Cash at end of year	$22,751

Supplemental Disclosure of Cash Flow Information

Cash paid during the year for interest	$3,813

Supplemental Disclosure of Noncash Investing and Financing Activities

In connection with the acquisition, the Company agreed to issue a total of $200,000 worth of the Company's common stock to the seller (see Note 2).

See accompanying notes to financial statements.

9

Twenty Dollar Emission, Inc.

Notes to Financial Statements
December 31, 2003

Note 1: Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations

Twenty Dollar Emission, Inc. ($20 or the Company) was incorporated on October 22, 2003, under the laws of the state of Georgia for the primary business purpose of opening, acquiring, developing and operating vehicle emissions testing stations. The federal government and a number of state and local governments in the United States (and in certain foreign countries) mandate vehicle emissions testing as a method of improving air quality.

Effective October 22, 2003, $20 purchased substantially all assets and assumed specified liabilities of $20 Emission Place, LLC (Emission Place or the Seller) (see Note 2).

As of December 31, 2003, the Company operated, seven emissions testing stations. All of the operations were located in the metropolitan Atlanta, Georgia area. The Company does business under the trade name $20 Emissions. At its emissions testing stations, the Company uses computerized emissions testing equipment that tests vehicles for compliance with emissions standards; in the emissions testing industry, such stations are known as decentralized facilities. The Company utilizes “basic” testing systems that test a motor vehicle’s emissions while in neutral and “enhanced” testing systems that test a vehicle’s emissions under simulated driving conditions.

Use of Estimates in Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

Revenue is recognized as the testing services are performed. Under current state of Georgia law, the charge for an emissions test is limited to a maximum of $25.00 per vehicle, which is recorded by the Company as gross revenue. As a continuation of the marketing strategy of Emission Place, the Company has chosen to charge $20, rather than $25, for an emissions test. The cost of emissions certificates due to the state is $6.95 per certificate and is shown separately in the accompanying statement of operations.

The Company generally requires that the customer’s payment be made with cash, check or credit card; accordingly, the Company does not have significant levels of accounts receivable.

Under current Georgia laws, if a vehicle fails an emissions test, it may be retested at no additional charge during a specified period after the initial test, as long as the subsequent test is performed at the same facility. At the time of initial testing, the Company provides an allowance for potential retest costs, based on prior retest experience and information furnished by the state of Georgia, which is comprised mainly of the labor cost associated with performing a retest. When a retest is performed, the incremental cost of performing a retest is applied against the retest allowance. For the period from inception (October 22, 2003) through December 31, 2003, the allowance for retest costs was not significant.

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Methods of Depreciation and Amortization

Property and equipment are recorded at cost and depreciated on a straight-line basis over the estimated useful lives of the assets, as follows: emissions testing equipment, seven years; and office equipment, five years.

Leasehold improvements are amortized using the straight-line method over the lesser of the remaining lease terms or the estimated useful lives of the improvements.

Impairment

Property and equipment are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. When indicators of impairment are present, the Company evaluates the carrying amount of such assets in relation to the operating performance and future estimated undiscounted net cash flows expected to be generated by the assets or underlying businesses. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. The assessment of the recoverability of assets will be impacted if estimated future operating cash flows are not achieved. In the opinion of management, no assets were impaired as of December 31, 2003.

Goodwill

The Company has adopted Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets (SFAS 142), which prescribes the accounting for all purchased goodwill and intangible assets. In accordance with SFAS 142, goodwill and certain intangible assets deemed to have an indefinite useful life are no longer amortized but are tested for impairment upon adoption of SFAS 142 and annually thereafter and whenever an impairment indicator arises.

Goodwill is tested for impairment using a two-step process that begins with an estimation of the fair value of the specific reporting unit of the Company, as defined, to which the goodwill is attributable and a comparison of such fair value to the carrying amount of the reporting unit, including goodwill. If the carrying amount exceeds fair value, the second step is performed to measure the amount of the impairment loss, which equals the amount by which the carrying amount of the reporting unit goodwill exceeds the implied fair value of that goodwill (the implied fair value of goodwill represents the excess of the fair value of a reporting unit over the amounts assigned to its assets and liabilities as if the reporting unit had been acquired in a business combination and the fair value of the reporting unit was the price paid to acquire the reporting unit). Intangible assets not subject to amortization are tested for impairment by comparing the fair value of the intangible asset with its carrying amount. In the opinion of management, goodwill and intangible assets not subject to amortization were not impaired as of December 31, 2003.

Income Taxes

Deferred income taxes are provided for temporary differences between the financial reporting basis and tax basis of assets and liabilities.

Advertising Costs

Advertising costs are expensed as incurred. Advertising expense totaled $632 in 2003.

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Fair Value of Financial Instruments

The amounts recorded in the financial statements for the Company’s other current assets and accounts payable and accrued liabilities approximate fair value. Management believes the carrying amount of its promissory note payable and obligations under capital leases approximate fair value due to the short-term nature of the debt.

Net Loss Per Share

The net loss per share computations for 2003 reflects 1,000 outstanding shares of the Company's common stock.

Basic net loss per share is computed by dividing the net loss for the period by the weighted-average number of common shares outstanding for the period.

Cash and Cash Equivalents

Cash and cash equivalents include cash and highly liquid investments that are readily convertible into cash and have a maturity of ninety days or less when purchased. At times, cash and cash equivalent balances may exceed federally insured amounts. The Company believes it mitigates risks by depositing cash and investing in cash equivalents with major financial institutions.

Regulatory Impact

The current and future demand for the Company’s services is substantially dependent upon federal, state, local and foreign legislation and regulations mandating air pollution controls and emissions testing. If any or all of these governmental agencies should change their positions or eliminate or revise their requirements related to air pollution controls and emissions testing (including a shift to centralized facilities versus decentralized facilities), the Company could experience a significant adverse impact on its financial position and results of operations.

Recently Issued Accounting Standards

Statement of Financial Accounting Standards No. 150, Accounting for Certain Financial Instruments with Characteristics of both Debt and Equity (SFAS 150), was issued in May 2003. SFAS 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both debt and equity. SFAS 150 does not apply to features that are embedded in a financial instrument that is not a derivative in its entirety. SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period subsequent to June 15, 2003. The effective date for certain provisions regarding mandatorily redeemable noncontrolling interests has been deferred indefinitely. The Company’s adoption of SFAS 150 has not had a material impact on its financial statements.

Statement of Financial Accounting Standards No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities (SFAS 149), was issued in April 2003. SFAS 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments imbedded in other contracts. SFAS 149 is generally effective for contracts entered into or modified after June 30, 2003. The Company’s adoption of SFAS 149 has not had a significant impact on its financial statements.

12

Statement of Financial Accounting Standards No. 146, Accounting for Costs Associated with Exit or Disposal Activities (SFAS 146), was issued in June 2002. SFAS 146 addresses financial accounting and reporting for costs associated with exit or disposal activities and requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. SFAS 146 is effective for exit or disposal activities that are initiated after December 31, 2002. The Company’s adoption of SFAS 146 has not had a significant impact on its financial statements.

Statement of Financial Accounting Standards No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Correction (SFAS 145), was issued in April 2002. SFAS 145 provides for the rescission of several previously issued accounting standards, new accounting guidance for the accounting for certain lease modifications and various technical corrections that are not substantive in nature to existing pronouncements. The Company’s adoption of SFAS 145 has not had a significant impact on its financial statements.

In November 2002, the Financial Accounting Standards Board (FASB) issued Interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others (FIN 45). FIN 45 elaborates on the disclosures to be made by a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. FIN 45 also clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The disclosure requirements in FIN 45 are currently effective; the initial recognition and measurement provisions are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The Company’s adoption of FIN 45 has not had a significant impact on its financial statements.

In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities (FIN 46) which was revised in December 2003. FIN 46 addresses consolidation by business enterprises of variable interest entities, as defined in FIN 46; it applies to interest in special-purpose entities for periods ending after December 15, 2003. For interests in entities other than special-purpose entities, FIN 46 is applicable at various dates through 2004 and 2005. The Company does not expect FIN 46 to have a significant impact on its financial statements.

Note 2: Acquisition

Effective October 22, 2003, the Company purchased substantially all the assets and assumed specified liabilities of Emission Place. The assets purchased included the business assets of seven emissions testing stations. The Company acquired Emission Place to enter the emissions testing industry.

The aggregate cash purchase price totaled $800,000 and was funded via proceeds from borrowings under a promissory note payable (see Note 6). In addition, the Company agreed to issue a total of $200,000 worth of the Company’s common stock to the seller. Such stock had not been issued as of December 31, 2003.

The acquisition was accounted for using the purchase method of accounting, whereby a new basis of accounting and reporting for the assets acquired and liabilities assumed was established. The purchase price allocation was based on the estimated fair values of the assets acquired and liabilities assumed. Such fair values were estimated by management. The accompanying financial statements include the results of operations of Emission Place from the date of acquisition.

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The purchase price allocation was as follows:

Cash	$10,676
Other current assets	3,168
Property and equipment	347,555
Goodwill	767,760
Other assets	10,532

Total assets acquired	1,139,691
Obligations under capital leases	139,691

Net assets acquired	$1,000,000

Goodwill recognized related to the acquisition is expected to be fully deductible for income tax purposes.

Note 3: Property and Equipment

Property and equipment at December 31, 2003 was as follows:

Emission testing equipment	$187,215
Leasehold improvements	163,140
Office equipment	1,034

351,389
Less accumulated depreciation and amortization	15,793

$335,596

Depreciation and amortization expense associated with property and equipment totaled $15,793 for the period.

Note 4: Income Taxes

As of December 31, 2003, the Company had net operating loss (NOL) carryforwards of approximately $388,000 that may be used to offset future taxable income. The NOL carryforwards will expire at various dates through 2023.

Differences between the income tax benefit reported in the statements of operations for 2003 and the amount determined by applying the statutory federal income tax rate (34%) to the loss before income taxes were as follows:

Expected rate	(34.0)%
State income taxes, net of federal deduction	(4.0)
Valuation allowance	38.0

-%

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Noncurrent deferred income tax assets at December 31, 2003 consisted of the following:

Net operating loss carryforwards	$148,000
Less valuation allowance	(148,000)

Net deferred tax asset	$-

A valuation allowance was established for the tax benefit of the NOL carryforwards for which realization was not considered more likely than not. At December 31, 2003, the valuation allowance was adjusted such that no net deferred tax assets were recognized.

Note 5: Leases

Operating Leases

The Company leases office space and land and buildings for its emission testing stations. The leases generally require that the Company pay taxes, maintenance and insurance. Some of the leases for the emission testing stations are renewable, at the option of the Company, for specified periods. Management expects that, in the normal course of business, leases that expire will be renewed or replaced by other leases.

Certain of the above leases contain scheduled base rent increases over the terms of the leases. The rent payments are charged to expense on a straight–line basis over the term of the lease. At December 31, 2003, the excess of rent expense over cash payments was not significant.

Future minimum rental payments required under the noncancelable operating leases were as follows at December 31, 2003:

Year Ending December 31

2004	$135,970
2005	99,600
2006	99,600
2007	83,900
2008	33,300

$452,730

Rent expense under all operating leases totaled $28,111 in 2003.

Capital Leases

The Company leases emissions testing equipment under capital leases. The equipment was capitalized at the lesser of fair market value or the present value of the minimum lease payments at the inception of the leases using the Company’s incremental borrowing rate. The equipment under capital lease is being amortized over the estimated useful lives of the assets using the straight-line method. The cost of equipment of $ 172,595 and accumulated amortization of the equipment of $5,753 are included in property and equipment in the accompanying balance sheet. Amortization expense of $5,753 is included in depreciation and amortization expense (see Note 3).

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The following is a schedule by year of future minimum payments under capital leases together with the present value of minimum lease payments at December 31, 2003:

Year Ending December 31

2004	$70,327
2005	57,093
2006	23,978
2007	870

152,268
Less amount representing interest	22,166

Present value of minimum lease payments	130,102
Less current portion	54,776

$75,326

Interest expensed under all capitalized leases totaled $3,813 in 2003. Sales tax expensed under all capitalized leases totaled $596 in 2003.

Note 6: Promissory Note Payable

On October 22, 2003, the Company entered into a Security Purchase Agreement (the “Agreement”) with Global Capital Funding Group, L.P. (GCFG) under which GCFG issued the Company a secured promissory note in the amount of $1,200,000. Proceeds from the issuance of the promissory note were used to fund the Company’s purchase of Emission Place (see Note 2), to pay transaction expenses related to the purchase of Emission Place and to provide initial working capital to the Company.

The principal amount of the note is due on October 23, 2005. Interest on the note is calculated at 10% per annum and is due, in arrears, at the end of each calendar quarter. Interest accrued as of December 31, 2003 was $23,014. Borrowings under the note are secured by substantially all assets of the Company.

Note 7: Related Party Transactions

Included in the Company's general and administrative expenses for the year ended December 31, 2003 is an expense of $335,000, which represents consulting and finder's fees paid to Calabria Investments, LLC (Calabria) for services rendered in arranging the purchase of Emission Place by $20. The president of Calabria is also president of Speedemissions, Inc. (Speedemissions), the company that acquired the assets of $20 in an acquisition on January 30, 2004 (see Note 8).

Included in the Company's general and administrative expenses for the period ended December 31, 2003 is an expense of $40,000, which represents financing fees paid to GCFG for placement of the $1,200,000 promissory note (see Note 6). GCA Strategic Investment Fund Limited (GCA Fund), an affiliate of GCFG, is a principal shareholder of Speedemissions.

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Kenneth Cameron, the general manager and only shareholder of $20, is a former employee of Speedemissions. Mr. Cameron's services were retained by Speedemissions after the purchase of $20.

Note 8: Subsequent Events

On January 30, 2004, the assets of Twenty Dollar Emission, Inc. were sold to Speedemissions, a publicly traded company. As consideration for the purchase, Speedemissions paid $1,000,000 plus 956,318 shares of its common stock and assumed the capital lease obligations of the Company. The Company used the cash plus 622,985 shares of Speedemissions common stock to satisfy the requirements of its $1,200,000 promissory note payable with GCFG, including accrued interest. The Company used 333,333 shares of Speedemissions common stock to satisfy the requirement to issue $200,000 in shares of the Company’s common stock to Emission Place, under the terms of the October 22, 2003 asset purchase agreement between $20 and Emission Place.

* * * * *

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$20 Emission Place, L.L.C.

Financial Statements

December 31, 2003 and 2002

18

Independent Auditors’ Report

To the Board of Directors and Stockholders of
Speedemissions, Inc.

We have audited the accompanying balance sheets of $20 Emission Place, L.L.C. as of December 31, 2003 and 2002 and the related statements of operations, members’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of $20 Emission Place, L.L.C. as of December 31, 2003 and 2002 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Bennett Thrasher PC

Bennett Thrasher PC
Atlanta, Georgia
April 12, 2004

19

$20 Emission Place, L.L.C.

Balance Sheets
December 31, 2003 and 2002

	2003	2002

Assets

Current assets:
Cash	$808,585	$39,319
Due from Twenty Dollar Emission, Inc.	200,000	-
Other current assets	-	2,023

Total current assets	1,008,585	41,342

Property and equipment, at cost less accumulated
depreciation and amortization	-	288,196

Other assets	-	6,031

	$1,008,585	$335,569

Liabilities and Members’ Equity

Current liabilities:
Current portion obligations under capital leases	$-	$38,943
Accounts payable and accrued liabilities	8,585	6,585

Total current liabilities	8,585	45,528

Obligations under capital leases, less current portion	-	115,173

Commitments and contingencies

Members’ equity:
Member equity	112,925	112,925
Retained earnings	887,075	61,943

Total members' equity	1,000,000	174,868

	$1,008,585	$335,569

See accompanying notes to financial statements.

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$20 Emission Place, L.L.C.

Statements of Operations
For the Years Ended December 31, 2003 and 2002

	2003	2002

Revenue	$781,662	$658,880

Costs and expenses:
Cost of emissions certificates	271,343	228,945
General and administrative expenses	432,908	357,064

Income from operations	77,411	72,871

Other income (expense):

Other income	-	24,900
Interest expense	(17,869)	(24,496)
Gain on sale of assets	767,760	-

Net income	$827,302	$73,275

See accompanying notes to financial statements.

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$20 Emission Place, L.L.C.

Statements of Members' Equity
For the Years Ended December 31, 2003 and 2002

	Members' Equity	Retained Earnings

Balance at January 1, 2002	$-	$-

Members' contribution	112,925	-

Distributions to members	-	(11,332)

Net income	-	73,275

Balance at December 31, 2002	112,925	61,943

Distributions to members	-	(2,170)

Net income	-	827,302

Balance at December 31, 2003	$112,925	$887,075

See accompanying notes to financial statements.

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$20 Emission Place, L.L.C.

Statements of Cash Flows
For the Years Ended December 31, 2003 and 2002

	2003	2002

Cash flows from operating activities:
Net income	$827,302	$73,275
Adjustments to reconcile net income
to net cash provided by operating activities:
Depreciation and amortization	56,246	47,744
Gain on sale of assets	(767,760)	-
Changes in assets and liabilities:
Other current assets	(1,145)	(2,023)
Other assets	(4,501)	(6,031)
Accounts payable and accrued liabilities	2,000	6,585

Net cash provided by operating activities	112,142	119,550

Cash flows from investing activities:
Proceeds from sale of assets	800,000	-
Net purchases of property and equipment	(92,641)	(137,367)
Cash sold in connection with sale of assets	(10,676)	-

Net cash provided by (used in) investing activities	696,683	(137,367)

Cash flows from financing activities:
Payments on obligations under capital leases	(37,389)	(44,457)
Members' contributions	-	112,925
Distributions to members	(2,170)	(11,332)

Net cash provided by (used in) financing activities	(39,559)	57,136

Net increase in cash	769,266	39,319

Cash at beginning of year	39,319	-

Cash at end of year	$808,585	$39,319

Supplemental Disclosure of Cash Flow Information

Cash paid during the year for interest	$17,869	$24,496

Supplemental Disclosure of Noncash Investing and Financing Activities

In connection with the sale of assets, the Company recorded an amount due from Twenty Dollar Emission, Inc. totalling $200,000 in 2003 (see Note 2).

In 2003, the Company recorded $22,964 in property and equipment under capital lease obligations. In 2002, the Company recorded $198,573 in property and equipment under capital lease obligations.

See accompanying notes to financial statements.

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$20 Emission Place, L.L.C.

Notes to Financial Statements
December 31, 2003 and 2002

Note 1: Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations

$20 Emission Place, L.L.C. (Emission Place or the Company) was formed on December 6, 2001 as a limited liability company under the provisions of the Georgia Limited Liability Company Act (the Act). The terms of formation were specified by the operating agreement of the Company (see Note 5).

Effective October 22, 2003, substantially all assets of Emission Place were sold to and certain liabilities were assumed by Twenty Dollar Emission, Inc. ($20). Emissions testing operations for Emission Place began in January 2002 and continued through to the date of the sale of its assets to $20 (October 22, 2003).

The Company is engaged in opening, acquiring, developing and operating vehicle emissions testing stations. The federal government and a number of state and local governments in the United States (and in certain foreign countries) mandate vehicle emissions testing as a method of improving air quality.

As of December 31, 2002, the Company operated four emissions testing stations. As of December 31, 2003, the Company operated no emissions testing stations. All of the operations were located in the metropolitan Atlanta, Georgia area. The Company does business under the trade names Emission Place and $20 Emissions. At its emissions testing stations, the Company uses computerized emissions testing equipment that tests vehicles for compliance with emissions standards; in the emissions testing industry, such stations are known as decentralized facilities. The Company utilizes “basic” testing systems that test a motor vehicle’s emissions while in neutral and “enhanced” testing systems that test a vehicle’s emissions under simulated driving conditions.

Use of Estimates in Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

Revenue is recognized as the testing services are performed. Under current state of Georgia law, the charge for an emissions test is limited to a maximum of $25.00 per vehicle, which is recorded by the Company as gross revenue. As part of its marketing strategy, to attract more customers, the Company chose to charge $20, rather than $25, for an emissions test. The cost of emissions certificates due to the state is $6.95 per certificate and is shown separately in the accompanying statements of operations.

The Company generally requires that the customer’s payment be made with cash, check or credit card; accordingly, the Company does not have significant levels of accounts receivable.

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Under current Georgia laws, if a vehicle fails an emissions test, it may be retested at no additional charge during a specified period after the initial test, as long as the subsequent test is performed at the same facility. At the time of initial testing, the Company provides an allowance for potential retest costs, based on prior retest experience and information furnished by the state of Georgia, which is comprised mainly of the labor cost associated with performing a retest. When a retest is performed, the incremental cost of performing a retest is applied against the retest allowance. For the years ended December 31, 2003 and 2002, the allowance for retest costs was not significant.

Methods of Depreciation and Amortization

Property and equipment are recorded at cost and depreciated on a straight-line basis over the estimated useful lives, as follows: emissions testing equipment, seven years.

Leasehold improvements are amortized using the straight-line method over the lesser of the remaining lease terms or the estimated useful lives of the improvements.

Impairment

Property and equipment are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. When indicators of impairment are present, the Company evaluates the carrying amount of such assets in relation to the operating performance and future estimated undiscounted net cash flows expected to be generated by the assets or underlying businesses. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. The assessment of the recoverability of assets will be impacted if estimated future operating cash flows are not achieved. In the opinion of management, no assets were impaired as of December 31, 2003 or 2002.

Income Taxes

The Company is treated as a partnership for federal and state income tax purposes. Accordingly, no provision or benefit for federal or state income taxes is necessary since income, losses and tax credits are reported on the members’ individual income tax and any tax is paid by the members.

Advertising Costs

Advertising costs are expensed as incurred. Advertising expense totaled $48 in 2003 and $344 in 2002.

Fair Value of Financial Instruments

The amounts recorded in the financial statements for the Company’s other current assets and accounts payable and accrued liabilities approximate fair value. Management believes the carrying amount of its obligations under capital leases approximates fair value due to the short-term nature of the debt.

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Cash and Cash Equivalents

Cash and cash equivalents include cash and highly liquid investments that are readily convertible into cash and have a maturity of ninety days or less when purchased. At times, cash and cash equivalent balances may exceed federally insured amounts. The Company believes it mitigates risks by depositing cash and investing in cash equivalents with major financial institutions.

Regulatory Impact

The current and future demand for the Company’s services is substantially dependent upon federal, state, local and foreign legislation and regulations mandating air pollution controls and emissions testing. If any or all of these governmental agencies should change their positions or eliminate or revise their requirements related to air pollution controls and emissions testing (including a shift to centralized facilities versus decentralized facilities), the Company could experience a significant adverse impact on its financial position and results of operations.

Recently Issued Accounting Standards

Statement of Financial Accounting Standards No. 150, Accounting for Certain Financial Instruments with Characteristics of both Debt and Equity (SFAS 150), was issued in May 2003. SFAS 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both debt and equity. SFAS 150 does not apply to features that are embedded in a financial instrument that is not a derivative in its entirety. SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period subsequent to June 15, 2003. The effective date for certain provisions regarding mandatorily redeemable noncontrolling interests has been deferred indefinitely. The Company’s adoption of SFAS 150 has not had a material impact on its financial statements.

Statement of Financial Accounting Standards No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities (SFAS 149), was issued in April 2003. SFAS 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments imbedded in other contracts. SFAS 149 is generally effective for contracts entered into or modified after June 30, 2003. The Company’s adoption of SFAS 149 has not had a significant impact on its financial statements.

Statement of Financial Accounting Standards No. 146, Accounting for Costs Associated with Exit or Disposal Activities (SFAS 146), was issued in June 2002. SFAS 146 addresses financial accounting and reporting for costs associated with exit or disposal activities and requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. SFAS 146 is effective for exit or disposal activities that are initiated after December 31, 2002. The Company’s adoption of SFAS 146 has not had a significant impact on its financial statements.

Statement of Financial Accounting Standards No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Correction (SFAS 145), was issued in April 2002. SFAS 145 provides for the rescission of several previously issued accounting standards, new accounting guidance for the accounting for certain lease modifications and various technical corrections that are not substantive in nature to existing pronouncements. The Company’s adoption of SFAS 145 has not had a significant impact on its financial statements.

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In November 2002, the Financial Accounting Standards Board (FASB) issued Interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others (FIN 45). FIN 45 elaborates on the disclosures to be made by a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. FIN 45 also clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The disclosure requirements in FIN 45 are currently effective; the initial recognition and measurement provisions are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The Company’s adoption of FIN 45 has not had a significant impact on its financial statements.

In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities (FIN 46) which was revised in December 2003. FIN 46 addresses consolidation by business enterprises of variable interest entities, as defined in FIN 46; it applies to interest in special-purpose entities for periods ending after December 15, 2003. For interests in entities other than special-purpose entities, FIN 46 is applicable at various dates through 2004 and 2005. The Company does not expect FIN 46 to have a significant impact on its financial statements.

Note 2: Due from Twenty Dollar Emission, Inc.

Effective October 22, 2003, the Company sold substantially all of its assets to $20 in exchange for $800,000 in cash, and the assumption by $20 of the Company's obligations under capital leases. As further consideration, $20 agreed to issue 200,000 shares of its common stock to the Company. The sale of assets resulted in a gain of approximately $768,000 for the Company during the year ended December 31, 2003. The 200,000 shares of $20 common stock was guaranteed by $20, per the October 22, 2003 asset purchase agreement, to have a market price of $1.00 per share when issued or, in the aggregate, $200,000. The shares were not issued to Emission Place during the year ended December 31, 2003 and therefore are shown as an amount due from Twenty Dollar Emission, Inc. in the accompanying 2003 balance sheet (see Note 6).

Note 3: Property and Equipment

Property and equipment at December 31, 2003 and 2002 were as follows:

	2003	2002
Emission testing equipment	$-	$215,527
Leasehold improvements	-	120,413

	-	335,940
Less accumulated depreciation and amortization	-	47,744

	$-	$288,196

Depreciation and amortization expense associated with property and equipment totaled $56,246 in 2003 and $47,744 in 2002.

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Note 4: Leasing Activities

Operating Leases

The Company leases office space and land and buildings for its emissions testing stations. The leases generally require that the Company pay taxes, maintenance and insurance. Some of the leases for the emissions testing stations are renewable, at the option of the Company, for specified periods. Management expects that, in the normal course of business, leases that expire will be renewed or replaced by other leases.

Certain of the above leases contain scheduled base rent increases over the terms of the leases. The rent payments are charged to expense on a straight–line basis over the term of the lease. At December 31, 2003 and 2002, the excess of rent expense over cash payments was not significant.

In accordance with the October 22, 2003, sale of assets to $20, commitments for all of the Company’s operating leases were assumed by $20. Therefore as of December 31, 2003, the Company was not obligated for any future payments under the terms of these operating leases.

Rent expense under all operating leases totaled $105,707 in 2003 and $91,663 in 2002.

Capital Leases

The Company leases emissions testing equipment under capital leases. The equipment was capitalized at the lesser of fair market value or the present value of the minimum lease payments at the inception of the leases using the Company’s incremental borrowing rate. The equipment under capital lease is being amortized over the estimated useful lives of the assets using the straight-line method. The cost of equipment of $ 201,000 and accumulated amortization of the equipment of $24,726 are included in property and equipment in the accompanying 2002 balance sheet. Amortization expense of $24,679 in 2003 and $24,726 in 2002 is included in depreciation and amortization expense (see Note 3). The leases have been personally guaranteed by the officers of the Company.

In accordance with the October 22, 2003, sale of assets to $20, all of the Company’s capitalized leases were assumed by $20. Therefore as of December 31, 2003, the Company was not obligated for any future payments under the terms of these capitalized leases.

Capital leases payable at December 31, 2003 and 2002 were as follows:

	2003	2002

Capitalized lease payable	$-	$154,116
Less current portion	-	38,943

	$-	$115,173

Interest expensed under all capitalized leases totaled $17,869 in 2003 and $24,496 in 2002. Sales tax expensed under all capitalized leases totaled $2,790 in 2003 and $3,198 in 2002.

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Note 5: Members’ Equity

Except as otherwise specifically provided for in the Act, the liability of the members is generally limited to their initial capital contributions. After admission, the members are not obligated to contribute additional funds or make loans to the Company. In accordance with the operating agreement, profits and losses are generally allocated among the members based on the ratio of their membership interests.

Note 6: Subsequent Events

On January 30, 2004, the assets of Twenty Dollar Emissions, Inc. were sold to Speedemissions, Inc., a publicly traded company. As consideration for the purchase, Speedemissions, Inc. issued 333,333 shares of its common stock to the members of $20 Emission Place, L.L.C. in exchange for the 200,000 shares of Twenty Dollar Emissions, Inc. common stock, which were to be issued to the members of $20 Emission Place, L.L.C., as a result of the October 22, 2003 sale of assets (see Note 3). The market value of Speedemissions, Inc. common stock on January 30, 2004 was $0.60 per share. Therefore, the 333,333 shares yielded the required $200,000 in stock value to the members of $20 Emission Place, L.L.C..

* * * * *

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B.   Pro Forma Financial Information.

The following unaudited pro forma combined balance sheets and combined statements of operations have been derived by the application of pro forma adjustments to the historical financial statements of Speedemissions, Inc., Holbrook Texaco, Inc. (Holbrook), NRH Enterprises, Inc. (NRH), $20 Emission and Emission Place to reflect, respectively, January 21 and January 30, 2004 acquisitions by Speedemissions. The unaudited pro forma combined balance sheets presented are those of Speedemissions, as presented in its Form 8-K/A filed on April 5, 2004, which includes the historical financial statements of Holbrook and NRH, and $20 Emission as of December 31, 2003. Pro forma adjustments were required in the unaudited pro forma combined balance sheets to account for the expenditure of $1,000,000 to make the acquisition of $20 Emission, the issuance of 956,318 shares of common stock to make the acquisition and the consolidating and eliminating entries required to record the acquisition.

The unaudited pro forma combined statements of operations for the year ended December 31, 2003 are those of Speedemissions, as presented in its Form 8-K/A filed on April 5, 2004, which includes the historical financial statements of Holbrook and NRH, Emission Place (for the period January 1 - October 22, 2003) and $20 Emissions (for the period October 22 - December 31, 2003). Pro forma adjustments were required in the unaudited pro forma combined statements of operations to eliminate a gain on sale, which was recorded by Emission Place when purchased by $20 Emission, eliminate transaction expenses associated with the acquisition of Emission Place by $20 Emission and record transaction expenses associated with the acquisition of $20 Emission by Speedemissions, Inc.

The unaudited pro forma combined statements of operations for the period presented give effect to the acquisition of $20 Emission, Holbrook and NRH as if they had occurred at January 1, 2003. The unaudited pro forma combined balance sheets give effect to the acquisition of $20 Emission, Holbrook and NRH as if they had occurred on December 31, 2003. The unaudited pro forma combined balance sheets and combined statements of operations should be read in conjunction with the historical financial statements of Speedemissions, Holbrook, NRH , $20 Emission and Emission Place. $20 Emission's and Emission Place's financial statements are included herein, and Speedemissions financial statements are incorporated by reference from its Form 10-KSB for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on March 30, 2004 and its Form 8-K/A as of January 21, 2004 as filed with the Securities and Exchange Commission on April 5, 2004, . The financial statements of Holbrook and NRH are incorporated herein by reference as included in the Form 8-K/A filed by Speedemissions as filed with the Securities Exchange Commission on April 5, 2004. The unaudited pro forma combined statements of operations should not be considered indicative of actual results that would have been achieved had the acquisition been consummated on the date indicated, nor are they necessarily indicative of future operating results.

The unaudited pro forma combined balance sheets and combined statements of operations are based on currently available information and certain assumptions that management of Speedemissions believes are appropriate. Management of Speedemissions believes that the assumptions utilized provide a reasonable basis for presenting the significant effects of the acquisition and that the pro forma adjustments give appropriate effects to those assumptions and are properly applied in the unaudited pro forma combined statements of operations.

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The unaudited pro forma combined statements of operations exclude non-recurring items directly attributable to the acquisition such as non-capitalizable transaction costs as discussed above. Also, in accordance with the pro forma adjustment guidelines, cost savings from anticipated efficiencies and synergies, if any, have not been reflected in the unaudited pro forma condensed consolidated statements of operations.

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Speedemissions, Inc.

Pro Forma Condensed Combined Balance Sheets
December 31, 2003

	(a)
	Speedemissions, Inc.	Twenty Dollar Emission, Inc.	Pro Forma Adjustments			Pro Forma Combined

Assets

Current assets:
Cash	$1,038,910	$22,751	$(1,000,000)	(b	)	$61,661
Other current assets	51,403	25,626				77,029

Total current assets	1,090,313	48,377	(1,000,000)			138,690

Property and equipment, at cost less accumulated
depreciation and amortization	676,264	335,596				1,011,860

Other assets	11,375	10,532				21,907
Goodwill	1,004,254	767,760	(767,760)	(c	)	1,772,014
			767,760	(d	)

	$2,782,206	$1,162,265	$(1,000,000)			$2,944,471

Liabilities and Stockholders' Deficit

Current liabilities:
Current portion of long-term debt
payable to related parties	$915,000	$0				$915,000
Accrued interest on long-term debt
payable to related parties	121,946	-				121,946
Due to $20 Emission Place, LLC		200,000	(200,000)	(e	)	0
Current portion capitalized lease payable		54,776				54,776
Accounts payable and accrued liabilities	207,051	35,430				242,481

Total current liabilities	1,243,997	290,206	(200,000)			1,334,203

Long-term liabilities:
Promissory note payable		1,200,000	(1,200,000)	(e	)	0
Long-term capitalized lease payable,
less current portion	0	75,326	0			75,326

Total long-term liabilities		1,275,326				75,326

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Speedemissions, Inc.

Pro Forma Condensed Combined Balance Sheets
December 31, 2003

	(a)
	Speedemissions, Inc.	Twenty Dollar Emission, Inc.	Pro Forma Adjustments			Pro Forma Combined

Commitments and contingencies

Stockholders' deficit:
Series A Convertible Preferred stock, $.001 par value, 5,000,000 shares
authorized, 2,500 shares issued or outstanding	25					25
Common stock, $.001 par value, 100,000,000 shares
authorized, 17,226,937 shares issued and outstanding	16,271		956	(b	)	17,227
Common stock, $1.00 par value, 10,000,000 shares
authorized, 1,000 shares issued and outstanding		1,000	(1,000)	(f	)	0
Additional paid-in capital	5,432,597		572,834	(b	)	6,005,431
Accumulated deficit	(3,910,684)	(404,267)	404,267	(f	)	(4,487,742)
			(109,022)	(g	)
			(408,036)	(h	)

Total stockholders' deficit	1,538,209	(403,267)	400,000			1,534,942

	$2,782,206	$1,162,265	$200,000			$2,944,471

See accompanying notes to consolidated financial statements.

(a) Represents pro forma combined balances presented in the Company's Form 8-K/A filed April 5, 2004, which showed the effect of the
January 21, 2004 acquisition of Holbrook Texaco, Inc. and NRH Enterprises, Inc. as if it had occurred on December 31, 2003

(b) To record the purchase of the assets of Twenty Dollar Emission, Inc. for $1,000,000 plus 956,318 shares of the Company's common stock.

(c) To remove goodwill resulting from the purchase of the assets of $20 Emission Place, LLC by Twenty Dollar Emission, Inc.

(d) To record goodwill resulting from the purchase of the assets of Twenty Dollar Emission, Inc.

(e) To eliminate liabilities which were not assumed in the acquisition of Twenty Dollar Emission, Inc.

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Speedemissions, Inc.

Pro Forma Condensed Combined Balance Sheets
December 31, 2003

(a)
	Speedemissions, Inc.	Twenty Dollar Emission, Inc.	Pro Forma Adjustments	Pro Forma Combined

(f) To eliminate the equity accounts of Twenty Dollar Emission, Inc due to the acquisition.

(g) To record the effect of a discount of $0.175 per share on 622,985 shares issued in the acquisition of $20 Emission.

(h) To record transaction expenses relating to the acquisition cost exceeding the fair market value of the assets of $20 Emission.

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Speedemissions, Inc.

Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2003
(Unaudited)
	(i)	(j)	(k)
	Speedemissions, Inc.	$20 Emission Place, LLC	Twenty Dollar Emission, Inc.	Pro Forma Adjustments			Pro Forma Combined

Revenue	$1,991,757	$781,662	$204,675	$0			$2,978,094

Costs and expenses:
Cost of emission certificates	545,885	271,343	71,160	0			888,388
General and administrative expenses	2,840,785	432,908	510,956	(335,000)	(l	)	3,986,707
				(40,000)	(m	)
				109,022	(n	)
				468,036	(o	)
Gain on sale of assets		(767,760)	0	767,760	(p	)	0

Income (loss) from operations	(1,394,913)	845,171	(377,441)	(969,818)			(1,897,001)
Interest expense	137,276	17,869	26,826				181,971

Income (loss) before income tax benefit	(1,532,189)	827,302	(404,267)	(969,818)			(2,078,972)
Expense (benefit) for income taxes	0	0	0	0			0

Net income (loss)	$(1,532,189)	$827,302	$(404,267)	$(969,818)			$(2,078,972)

Basic and diluted net income (loss)
per share	$(0.17)	$	$(404.27)				$(0.21)

Weighted average shares
outstanding, basic and diluted	9,009,795		1,000	955,318	(q	)	9,966,113

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(i) Represents pro forma combined balances presented in the Company's Form 8-K/A filed April 5, 2004, which showed the effect of the
January 21, 2004 acquisition of Holbrook Texaco, Inc. and NRH Enterprises, Inc. as if it had occurred on January 1, 2003.

(j) Represents operating results of $20 Emission Place, LLC from 1/1/2003 through 10/22/2003, when the assets of $20 Emission Place, LLC were sold to
Twenty Dollar Emission, Inc.

(k) Represents operating results of Twenty Dollar Emission, Inc. from the date it purchased the assets of $20 Emission Place, LLC, 10/22/2003 through
12/31/2003.

(l) To reverse transaction fees paid by $20 Emission for the purchase of the assets of Emission Place.

(m) To reverse discount on the promissory note sold by $20 Emission to provide the funds required to purchase the assets of Emission Place.

(n) To record the effect of a discount of $0.175 per share on 622,985 shares issued in the acquisition of $20 Emission.

(o) To record transaction expenses relating to the acquisition cost exceeding the fair market value of the assets of $20 Emission.

(p) To eliminate the gain on sale of assets recorded by $20 Emission Place, LLC when it sold its assets to Twenty Dollar Emission, Inc. on October 22, 2003.

(q) To eliminate the common shares of Twenty Dollar Emission, Inc. and record the 956,318 shares of
Speedemissions, Inc. common stock issued to purchase Twenty Dollar Emission, Inc.

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EXHIBITS

Item No.	Description

2.1*	Asset Purchase Agreement dated January 30, 2004

2.2*	Registration Rights Agreement dated January 30, 2004

2.3*	Bill of Sale and Assignment dated January 30, 2004

*   Incorporated by reference from our Current Report on Form 8-K dated February 4, 2004 and filed with the Commission on February 5, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 13, 2004	Speedemissions, Inc.,
a Florida corporation

By: Richard A. Parlonteiri
Its: President

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